                                  Exhibit 99.3

 Series 1998-2 Monthly Certificateholders' Statement for the month of December
                                      1998

                                                                    EXHIBIT 99.3

                                                                   Series 1998-2

                     Monthly Certificateholder's Statement
                      Proffitt's Credit Card Master Trust
                                 Series 1998-2

   Pursuant to the Master Pooling and Servicing Agreement dated as of August
       21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of
       May 21, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit
        Corporation as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series
                          1998-2 is set forth below:

       DATE OF THE CERTIFICATE                      JANUARY 10, 1999
       MONTHLY PERIOD ENDING:                      DECEMBER 31, 1998
       DETERMINATION DATE                           JANUARY 10, 1999
       DISTRIBUTION DATE                            JANUARY 15, 1999

---------------------------------------------------------------------------------------------------------------------------------
                                                              General
---------------------------------------------------------------------------------------------------------------------------------
 201   Amortization Period                                                                                       No       201
 202   Early Amortization Period                                                                                 No       202
 203   Class A Investor Amount paid in full                                                                      No       203
 204   Class B Investor Amount paid in full                                                                      No       204
 205   Collateral Indebtedness Amount paid in full                                                               No       205
 206   Saks Incorporated is the Servicer                                                                         Yes      206

---------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       as of the end of
                                                                       as of the end of prior             the relevant
                                                                          Monthly Period                Monthly Period
                                                                       ---------------------           ----------------
 207   Series 1998-2 Investor Amount                                       $ 261,500,000       207(a)    $ 261,500,000    207(b)
 208      Class A Investor Amount                                          $ 200,000,000       208(a)    $ 200,000,000    208(b)
 209      Class B Investor Amount                                          $  21,500,000       209(a)    $  21,500,000    209(b)
 210      Collateral Indebtedness Amount                                   $  24,000,000       210(a)    $  24,000,000    210(b)
 211      Class D Investor Amount                                          $  16,000,000       211(a)    $  16,000,000    211(b)

 212   Series 1998-2 Adjusted Investor Amount                              $ 261,500,000       212(a)    $ 261,500,000    212(b)
 213      Class A Adjusted Investor Amount                                 $ 200,000,000       213(a)    $ 200,000,000    213(b)
 214         Principal Account Balance                                     $           -       214(a)    $           -    214(b)
 215      Class B Adjusted Investor Amount                                 $  21,500,000       215(a)    $  21,500,000    215(b)

 216      Class A Certificate Rate                                                                                6.00%   216
 217      Class B Certificate Rate                                                                                6.15%   217
 218      Collateral Indebtedness Interest Rate                                                                6.28547%   218
 219      Class D Certificate Rate                                                                             6.53547%   219
 220   Weighted average interest rate for Series 1998-2                                                           6.07%   220

                                                                                                       as of the end of
                                                                       as of the end of prior            the relevant
                                                                           Monthly Period               Monthly Period
                                                                       ----------------------          ----------------
 221   Series 1998-2 Investor Percentage with respect to
       Finance Charge Receivables                                             34.57%           221(a)      30.17%         221(b)
 222      Class A                                                             26.44%           222(a)      23.08%         222(b)
 223      Class B                                                              2.84%           223(a)       2.48%         223(b)
 224      Collateral Indebtedness Amount                                       3.17%           224(a)       2.77%         224(b)
 225      Class D                                                              2.12%           225(a)       1.85%         225(b)

 226   Series 1998-2 Investor Percentage with respect to
       Principal Receivables                                                  34.57%           226(a)      30.17%         226(b)
 227      Class A                                                             26.44%           227(a)      23.08%         227(b)
 228      Class B                                                              2.84%           228(a)       2.48%         228(b)
 229      Collateral Indebtedness Amount                                       3.17%           229(a)       2.77%         229(b)
 230      Class D                                                              2.12%           230(a)       1.85%         230(b)

 231   Series 1998-2 Investor Percentage with respect
       to Allocable Amounts                                                   34.57%           231(a)      30.17%         231(b)
 232      Class A                                                             26.44%           232(a)      23.08%         232(b)
 233      Class B                                                              2.84%           233(a)       2.48%         233(b)
 234      Collateral Indebtedness Amount                                       3.17%           234(a)       2.77%         234(b)
 235      Class D                                                              2.12%           235(a)       1.85%         235(b)

---------------------------------------------------------------------------------------------------------------------------------
                                               Series 1998-2 Investor Distributions
---------------------------------------------------------------------------------------------------------------------------------

 236   The sum of the daily allocations of collections of Principal
       Receivables for the relevant Monthly Period                                                       $           -    236

                                                                   Series 1998-2

   237      Class A distribution of collections of Principal Receivables per $1,000 of
         original principal amount                                                                       $             -    237
   238      Class B distribution of collections of Principal Receivables per $1,000 of
         original principal amount                                                                       $             -    238
   239      Collateral Indebtedness Amount distribution of collections of Principal
         Receivables per $1,000 of original principal amount                                             $             -    239
   240      Class D distribution of collections of Principal Receivables per $1,000 of
         original principal amount                                                                       $             -    240
   241      Class A distribution attributable to interest per $1,000 of original principal
         amount                                                                                          $          5.00    241
   242      Class B distribution attributable to interest per $1,000 of original principal
         amount                                                                                          $          5.13    242
   243      Collateral Indebtedness Amount distribution attributable to interest per
         $1,000 of original principal amount                                                             $          5.41    243
   244      Class D distribution attributable to interest per $1,000 of original principal
         amount                                                                                          $             -    244
   245      Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
         original principal amount                                                                       $          1.67    245

-----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1998-2
-----------------------------------------------------------------------------------------------------------------------------------

   246   Series allocation of collections of Principal Receivables                                       $    51,079,790    246
   247      Class A                                                                                      $    39,066,761    247
   248      Class B                                                                                      $     4,199,677    248
   249      Collateral Indebtedness Amount                                                               $     4,688,011    249
   250      Class D                                                                                      $     3,125,341    250

   251   Series allocation of collections of Finance Charge Receivables                                  $     4,946,480    251
   252      Class A                                                                                      $     3,783,158    252
   253      Class B                                                                                      $       406,690    253
   254      Collateral Indebtedness Amount                                                               $       453,979    254
   255      Class D                                                                                      $       302,653    255

         Available Funds
         ---------------
   256      Class A Available Funds                                                                      $     3,783,158    256
   257         The amount to be withdrawn from the Reserve Account to be included in
         Class A Available funds                                                                         $             -    257
   258         Principal Investment Proceeds to be included in Class A Available Funds                   $             -    258
   259         The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class A Available funds                                               $             -    259

   260      Class B Available Funds                                                                      $       406,690    260
   261         The amount to be withdrawn from the Reserve Account to be included in
         Class B Available funds                                                                         $             -    261
   262         Principal Investment Proceeds to be included in Class B Available Funds                   $             -    262
   263         The amount of investment earnings on amounts held in the Reserve
         Account to be included in Class B Available funds                                               $             -    263

   264   Collateral Available Funds                                                                      $       453,979    264

   265   Class D Available Funds                                                                         $       302,653    265

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
-----------------------------------------------------------------------------------------------------------------------------------

         Class A
         -------
   266   Class A Monthly Interest for the related Distribution Date, plus the amount of
         any Class A Monthly Interest previously due but not paid plus any additional                    $     1,000,000    266
         interest with respect to interest amounts that were due but not paid on a prior
         Distribution date
   267   If Saks Incorporated is no longer the Servicer, an amount equal to Class A
         Servicing fee for the related Distribution Date                                                 $             -    267
   268   Class A Allocable Amount                                                                        $       608,452    268
   269   An amount to be included in the Excess Spread                                                   $     2,174,706    269

         Class B
         -------

                                                                   Series 1998-2

270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that
     were due but not paid on a prior Distribution date                                                       $    110,188     270
271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
     Servicing fee for the related Distribution Date                                                          $          -     271
272  An amount to be included in the Excess Spread                                                            $    296,502     272

     Collateral
     ----------
273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
     Servicing fee for the related Distribution Date                                                          $          -     273
274  An amount to be included in the Excess Spread                                                            $    453,979     274

     Class D
     -------
275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
     Servicing fee for the related Distribution Date                                                          $          -     275
276  An amount to be included in the Excess Spread                                                            $    302,653     276

277  Available Excess Spread                                                                                  $  3,227,840     277
278  Available Shared Excess Finance Charge Collections                                                       $          -     278
279  Total Cash Flow available for 1998-2 waterfall                                                           $  3,227,840     279

280  Class A Required Amount is to be used to fund any deficiency in line266,
     line267 and line268                                                                                      $          -     280
281  The aggregate amount of Class A Investor Charge Offs which have not been
     previously reimbursed                                                                                    $          -     281
282  Class B Required Amount to the extent attributable to line270, and line271                               $          -     282

283  Class B Allocable Amount                                                                                 $     65,409     283
284  Any remaining portion of the Class B Required Amount                                                     $          -     284
285  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the Class B Investor Amount to
     the Class A Investor Amount                                                                              $          -     285
286  Collateral Monthly Interest for the related Distribution Date plus
     Collateral Monthly Interest previously due but not paid to the Collateral
     Indebtedness Holder plus Collateral Additional Interest                                                  $    129,900     286
287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
     Fee due for the relevant Monthly Period and not paid above                                               $    409,167     287
288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
     due but not distributed to the Servicer for prior Monthly Periods                                        $          -     288
289  Collateral Allocable Amount                                                                              $     73,014     289
290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal
     Collections; (iii) reallocations of the CIA to the Class A or Class B
     Investor Amount                                                                                          $          -     290
291  The excess, if any, of the Required Cash Collateral Amount over the
     Available Collateral Amount                                                                              $          -     291
292  An amount equal to Class D Monthly Interest due but not paid to the Class D
     Certificateholders plus Class D Additional Interest                                                      $     90,044     292
293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                             $     26,667     293
294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly Periods                  $          -     294
295  Class D Allocable Amount                                                                                 $     48,676     295
296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
     (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the
     Class A or Class B Investor Amount or CIA                                                                $          -     296
297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
     pursuant to the Loan Agreement                                                                           $          -     297
298  Excess, if any, of the Required Reserve Account Amount over the amount on deposit
     in the Reserve Account                                                                                   $          -     298
299  Shared Excess Finance Charge Collections                                                                 $  2,384,964     299

----------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
----------------------------------------------------------------------------------------------------------------------------------

300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                                 $          -     300

301  Available Principal Collections held in the Collection Account                                           $ 51,079,790     301
302  Class A Accumulation Amount                                                                              $          -     302

                                                                   Series 1998-2

303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
     (distributable only after payout of Class A)                                                         $          -     303
304    Available Principal Collections held in the Collection Account less portion
     of such Collections applied to Class A Monthly Principal                                             $ 51,079,790     304
305    Class B Accumulation Amount                                                                        $          -     305

306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
     and line#308)                                                                                        $          -     306
307    Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A and Class B Monthly Principal                                    $ 51,079,790     307
308    Enhancement Surplus                                                                                $          -     308

309  Class D Monthly Principal                                                                            $          -     309
310    Available Principal Collections held in the Collection Account less portion of
     such Collections applied to Class A, Class B or collateral Monthly Principal                         $ 51,079,790     310

------------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
------------------------------------------------------------------------------------------------------------------------------------

311  Available Enhancement Amount                                                                         $ 40,000,000     311
312    Amount on Deposit in the Cash Collateral Account                                                   $          -     312

------------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
------------------------------------------------------------------------------------------------------------------------------------

313  Reallocated Principal Collections                                                                    $          -     313
314    Class D Principal Collections (to the extent needed to fund Required Amounts)                      $          -     314
315    Collateral Principal Collections (to the extent needed to fund Required Amounts)                   $          -     315
316    Class B Principal Collections (to the extent needed to fund Required Amounts)                      $          -     316

------------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
------------------------------------------------------------------------------------------------------------------------------------
                                                                                %                            Amount
                                                                           ----------                    --------------
317  Series 1998-2 Default Amount                                            34.57%       317(a)          $    795,551     317(b)
318  Class A Investor Default Amount                                         26.44%       318(a)          $    608,452     318(b)
319  Class B Investor Default Amount                                          2.84%       319(a)          $     65,409     319(b)
320  Collateral Default Amount                                                3.17%       320(a)          $     73,014     320(b)
321  Class D Investor Default Amount                                          2.12%       321(a)          $     48,676     321(b)

322  Series 1998-2 Adjustment Amount                                                                      $          -     322
323  Class A Adjustment Amount                                                                            $          -     323
324  Class B Adjustment Amount                                                                            $          -     324
325  Collateral Adjustment Amount                                                                         $          -     325
326  Class D Adjustment Amount                                                                            $          -     326

327  Series 1998-2 Allocable Amount                                                                       $    795,551     327
328    Class A Allocable Amount                                                                           $    608,452     328
329    Class B Allocable Amount                                                                           $     65,409     329
330    Collateral Allocable Amount                                                                        $     73,014     330
331    Class D Allocable Amount                                                                           $     48,676     331

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                                                         Required Amounts
------------------------------------------------------------------------------------------------------------------------------------

332  Class A Required Amount                                                                              $          -     332
333    Class A Monthly Interest for current Distribution Date                                             $  1,000,000     333
334    Class A Monthly Interest previously due but not paid                                               $          -     334
335    Class A Additional Interest for prior Monthly Period or previously due but not paid                $          -     335
336    Class A Allocable Amount for current Distribution Date                                             $          -     336
337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $          -     337

338  Class B Required Amount                                                                              $          -     338
339    Class B Monthly Interest for current Distribution Date                                             $    110,188     339
340    Class B Monthly Interest previously due but not paid                                               $          -     340
341    Class B Additional Interest for prior Monthly Period or previously due but not paid                $          -     341
342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                             $          -     342
343  Excess of Class B Allocable Amount over funds available to make payments                             $          -     343

                                                                   Series 1998-2

344  Collateral Required Amount                                                                     $            -     344
345    Collateral Monthly Interest for current Distribution Date                                    $      129,900     345
346    Collateral Monthly Interest previously due but not paid                                      $            -     346
347    Collateral Additional Interest for prior Monthly Period or previously due but not paid       $            -     347
348    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                    $            -     348
349  Excess of Collateral Allocable Amount over funds available to make payments                    $            -     349

--------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
--------------------------------------------------------------------------------------------------------------------------

     Class A
     -------
350  Class A Investor Amount reduction                                                              $            -     350
351    Class A Investor Charge Off                                                                  $            -     351
352    Reductions of the Class A Investor Amount                                                    $            -     352
     Class B
     -------
353  Class B Investor Amount reduction                                                              $            -     353
354    Class B Investor Charge Off                                                                  $            -     354
355    Reductions of the Class B Investor Amount                                                    $            -     355
356    Reallocated Principal Collections applied to Class A                                         $            -     356
     Collateral
     ----------
357  Collateral Indebtedness Amount reduction                                                       $            -     357
358    Collateral Indebtedness Amount Charge Off                                                    $            -     358
359    Reductions of the Collateral Indebtedness Amount                                             $            -     359
360    Reallocated Principal Collections applied to Class B                                         $            -     360
     Class D
     -------
361  Class D Investor Amount reduction                                                              $            -     361
362    Class D Investor Charge Off                                                                  $            -     362
363    Reductions of the Class D Investor Amount                                                    $            -     363
364    Reallocated Principal Collections applied to Collateral Indebtedness Amount                  $            -     364

--------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
--------------------------------------------------------------------------------------------------------------------------

365  Series 1998-2 Servicing Fee                                                                    $      435,833     365
366    Class A Servicing Fee                                                                        $      333,333     366
367    Class B Servicing Fee                                                                        $       35,833     367
368    Collateral Servicing Fee                                                                     $       40,000     368
369    Class D Servicing Fee                                                                        $       26,667     369

--------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
--------------------------------------------------------------------------------------------------------------------------

370  Required Reserve Account Amount ( if applicable)                                                          N/A     370
371  Reserve Account Reinvestment Rate (if applicable)                                                         N/A     371
372  Reserve Account balance                                                                        $            -     372


373  Accumulation Period Length                                                                          12 months     373

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of January, 1999.

Saks Incorporated,
as Servicer

By /s/ James S. Scully
   -------------------------
Name:  James S. Scully
Title: Vice President and Treasurer